Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Cathy L. Wood, hereby certify that the quarterly report on Form 10-Q for the six months ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of SM&A.

Dated: July 30, 2003	/s/ CATHY L. WOOD
Cathy L. Wood Executive Vice President, Chief Financial Officer and Secretary

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